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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 17, 2004


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (the company under a Pooling and Servicing Agreement dated as of August 17, 2004 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2004-J4)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-117232               41-1955181
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)        Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000
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          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
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On August  17,  2004,  Residential  Asset  Mortgage  Products,  Inc.  caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2004-J4, pursuant to a Pooling and Servicing Agreement, dated as of August 17, 2004 among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

  10.1 Pooling and Servicing Agreement, dated as of August 17, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

  10.2 Mortgage Loan Purchase Agreement, dated as of August 17, 2004 among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                 ------------------------------
                                                 Name:  Patricia C. Taylor
                                                 Title: Vice President


Dated:   August 20, 2004




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                                  EXHIBIT INDEX


Exhibit Number        Description


10.1 Pooling and Servicing Agreement, dated as of August 17, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of August 17, 2004 by and among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.